THE FAIRHOLME ALLOCATION FUND (FAAFX)

A no-load, non-diversified fund seeking long-term total return

SUMMARY PROSPECTUS

March 30, 2023

A series of

FAIRHOLME FUNDS, INC.

Managed by

FAIRHOLME CAPITAL MANAGEMENT

Before you invest, you may want to review the Fund’s Prospectus,

which contains more information about the Fund and its risks.

The Fund’s Prospectus and Statement of Additional Information,

both dated March 30, 2023, as may be amended or

supplemented, are incorporated by reference into this

Summary Prospectus. For free paper or electronic copies of the

Fund’s Prospectus and other information about the Fund, go to

www.fairholmefunds.com/prospectus, email a request to

investorrelations@fairholme.net, call (866) 202-2263, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

THE FAIRHOLME ALLOCATION FUND

(“The Allocation Fund”)

Investment Objective

The Allocation Fund seeks long-term total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of The Allocation Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of The Allocation Fund, which are not reflected in the tables or the Example below.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

Redemption Fee Paid to the Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Allocation Fund)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses	0.00%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(a)	1.01%

(a)

This table does not reflect the application of the management fee waiver discussed in the section of the Prospectus entitled “Investment Management,” pursuant to which the Manager (defined below) has agreed to waive, on a voluntary basis, a portion of the management fee of The Allocation Fund to the extent necessary to limit the management fee paid to the Manager by The Allocation Fund to an annual rate of 0.80% of the daily average net asset value of The Allocation Fund (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to The Allocation Fund.

For more information about the management fee, see the “Investment Management” section of the Prospectus. “Acquired Fund Fees and Expenses” are those fees and expenses incurred indirectly by The Allocation Fund as a result of The Allocation Fund’s investing in securities issued by one or more investment companies, including money market funds. Please note that the Total Annual Fund Operating Expenses in the table above does not correlate to the Ratio of Net Expenses to Average Net Assets found within the “Financial Highlights” section of the Prospectus, which reflects the actual operating expenses of The Allocation Fund for the fiscal year ended November 30, 2022.

Example

This Example is intended to help you compare the cost of investing in The Allocation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Allocation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Allocation Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$103	$322	$558	$1,236

The amounts shown do not reflect the application of the Undertaking.

Portfolio Turnover

The Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Allocation Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Allocation Fund’s performance. During the most recent fiscal year, The Allocation Fund’s portfolio turnover rate was 10.71% of the average value of its portfolio.

Principal Investment Strategies

The Allocation Fund seeks long-term total return from capital appreciation and income. Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Allocation Fund, attempts, under normal circumstances, to achieve The Allocation Fund’s investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed-income and cash and cash-equivalent asset classes. The proportion of The Allocation Fund’s portfolio invested in each asset class will vary from time to time based on the Manager’s assessment of relative fundamental values of securities and other investments in the class, the attractiveness of investment opportunities within each asset class, general market and economic conditions, and expected future returns of investments.

The Allocation Fund may invest in any, all or none of the targeted asset classes at any given time. There is no limitation on the amount of The Allocation Fund’s portfolio that may be allocated to any one of these asset classes. The Allocation Fund may maintain a significant portion of its assets in cash and cash-equivalent securities and investments. In certain market conditions, the Manager may determine that it is appropriate for The Allocation Fund to hold a significant cash position for an extended period of time.

In addition, The Allocation Fund may invest in securities and other investments without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of the issuers. The Allocation Fund may also invest in securities without regard to maturity or the rating of the issuer of the security. The Allocation Fund may invest, for example, without limit in lower-rated securities (or “junk bonds”), which are those securities rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”) or that have comparable ratings from other nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, are determined by the Manager to be of comparable quality.

The Allocation Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in the Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Allocation Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in The Allocation Fund

General/Market Risks. The market values of securities or other investments that The Allocation Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, tax rates, the liquidity of investments and other factors including terrorism, war, regional and global conflicts, natural disasters and public health events and crises, including disease/virus outbreaks and epidemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries, and companies cannot necessarily be foreseen or predicted. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in The Allocation Fund. An investment in The Allocation Fund could lose money over short or long periods.

Allocation Risk. The allocation of investments among the different asset classes, such as equity or fixed-income asset classes, may have a more significant effect on The Allocation Fund’s net asset value (“NAV”) when one of these classes is performing more poorly than others.

Equity Risk. The Allocation Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Allocation Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Focused Portfolio and Non-Diversification Risks. The Allocation Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on The Allocation Fund’s NAV. To the extent that The Allocation Fund invests its assets in the securities of fewer issuers, The Allocation Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Allocation Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Allocation Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.

Control and Substantial Positions Risk. The Allocation Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Allocation Fund other than a possible decline in the value of the investment. These additional risks include: the application of statutory, regulatory and other requirements to The Allocation Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Allocation Fund, or by the Manager and its affiliates, with respect to a portfolio company or limit the time and the manner in which The Allocation Fund is able to dispose of its holdings or hedge such holdings; The Allocation Fund, or the Manager and its affiliates, may be required to obtain relief from the Securities and Exchange Commission (the “SEC”) or its staff prior to engaging in certain activities with respect to a portfolio company that could be deemed a joint arrangement under the Investment Company Act of 1940, as amended (the “1940 Act”); The Allocation Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Allocation Fund is required to discount when computing the NAV of The Allocation Fund’s shares, and there is no guarantee that such expenses and costs can be recouped; and The Allocation Fund could be exposed to various legal claims by governmental entities, or by a portfolio company, its security holders and its creditors, arising from, among other things, The Allocation Fund’s status as an insider or control person of a portfolio company or from the Manager’s designation of directors to serve on the board of directors of a portfolio company.

Industry/Sector Risk. To the extent The Allocation Fund invests or maintains a significant portion of its assets in one or more issuers in a particular industry or industry sector, The Allocation Fund will be subject to a greater degree to the risks particular to that industry or industry sector. Market or economic factors affecting issuers in that industry, group of related industries or sector could have a major effect on the value of The Allocation Fund’s investments and NAV. The securities of issuers in the real estate sector and oil and gas sectors, which includes storage, transportation and exploration, comprise a significant portion of The Allocation Fund’s assets. The investment in the real estate sector exposes The Allocation Fund to the risks of the real estate and real estate related sectors generally, and of that issuer, including risks relating to real estate investments and development in Northwest Florida, hospitality, and forestry. In this regard, the securities of a single real estate related issuer or a group of real estate issuers may underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the real estate sector. Additionally, the investments in the oil and gas sectors expose The Allocation Fund to the risks of the oil and gas sectors generally, and of those issuers, including changes in regulations; fluctuations in commodity prices and interest rates; changes in supply and demand for energy products; depletion of resources; development of alternative energy sources; extreme weather conditions and natural disasters; and terrorist attacks.

Small- to Medium-Capitalization Risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.

Publicly Traded Partnership Risk. The Allocation Fund invests in publicly traded partnerships (“PTPs”), which are limited partnerships the interests in which (called “units”) are traded on public exchanges. PTPs are subject to the risks associated with their underlying assets or operating companies, which typically include assets or companies in the oil and gas sectors. PTPs are also subject to tax risk, as PTPs typically receive pass-through tax treatment and would be adversely affected if they were to lose such status. Losses from a PTP are generally considered passive and cannot offset income other than income or gains relating to the same entity. In addition, The Allocation Fund generally will be required to include its allocable share of the PTP’s net income in its taxable income, regardless of whether the PTP distributes cash to The Allocation Fund. The Allocation Fund’s recognition of taxable income from an investment in a PTP without receiving cash distributions from the PTP could adversely affect The Allocation Fund’s ability to meet its minimum distribution requirements. In order to generate sufficient cash to make the requisite distributions, The Allocation Fund may need to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Allocation Fund’s investment in a PTP may at other times result in The Allocation Fund’s receipt of nontaxable cash distributions from the PTP; if The Allocation Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes, which would reduce a shareholder’s tax basis in his or her shares and ultimately increase the amount of gain or reduce the amount of loss realized by a shareholder on a sale of shares. Other risks of investments in PTPs may include, among others, potential lack of liquidity of PTP units, interest rate risk, limitations on the unitholder’s voting and distribution rights, potential conflicts of interest between a PTP and its general partner, and the possibility of the PTP’s general partner requiring unitholders to sell their units at an undesirable price or time.

Interest Rate Risk. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Allocation Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Cash Position Risk. To the extent that The Allocation Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Allocation Fund’s assets can decline as can the value of The Allocation Fund’s distributions. This risk increases as The Allocation Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

Illiquid Investments Risk. Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing The Allocation Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk. A fund may face illiquid investments risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, substantial redemptions of the fund’s shares and, with respect to fixed-income securities, rising interest rates. In certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. In addition, over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market to make markets in securities has decreased, even as overall markets have grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

An investment in The Allocation Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Allocation Fund may be found in the section in the Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Allocation Fund’s SAI.

Past Performance

The bar chart and table set out below show The Allocation Fund’s historical performance, and provide some indication of the risks of investing in The Allocation Fund by showing changes in The Allocation Fund’s performance from year to year and by showing how The Allocation Fund’s average annual total returns for the 1-, 5-, and 10-year periods and since inception compare to the performance of the Bloomberg U.S. Aggregate Bond Index and the S&P 500 Index. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Allocation Fund’s past performance (before and after taxes) is not necessarily an indication of how The Allocation Fund will perform in the future. Updated performance information for The Allocation Fund may be obtained by calling 1-866-202-2263.

Annual Returns for The Allocation Fund for the Last 10 Calendar Years

Best Quarter – 4th Qtr 2020: +30.69%	Worst Quarter – 1st Qtr 2020: -19.03%

Average Annual Total Returns for The Allocation Fund (for the period ended December 31, 2022)

Portfolio Returns	1 Year	5 Years	10 Years	Since Inception (12/31/2010)

Return Before Taxes	-11.22%	-0.33%	1.84%	1.03%

Return After Taxes on Distributions	-11.71%	-0.64%	0.76%	0.13%

Return After Taxes on Distributions and Sale of The Allocation Fund Shares	-6.49%	-0.33%	1.31%	0.70%

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%	1.87%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	11.93%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold The Allocation Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The average annual total return after taxes on distributions and sale of The Allocation Fund shares for the 1-year, 5-year, 10-year, and Since Inception periods are higher than the average annual total return after taxes on distributions for the same periods because of realized losses that would have been sustained upon the sale of The Allocation Fund shares immediately after such 1-year, 5-year, 10-year, and Since Inception periods. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Allocation Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.

Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Allocation Fund.

Portfolio Manager

Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Allocation Fund’s lead portfolio manager since The Allocation Fund’s inception. Mr. Berkowitz is responsible for the day-to-day management of The Allocation Fund’s portfolio.

Purchase and Sale of The Allocation Fund Shares

Purchases of shares of The Allocation Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000 for Regular Accounts	$6,000 for IRAs

Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs

Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

Shareholders eligible to purchase shares of The Allocation Fund may do so through their financial intermediaries or by contacting The Allocation Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to Fairholme Funds, Inc., P.O. Box 534443, Pittsburgh, PA 15253-4443; (iii) by overnight delivery addressed to Fairholme Funds, Inc., Attention: 534443, 500 Ross Street, 154-0520, Pittsburgh, PA 15262; or (iv) online at www.fairholmefunds.com.

The Allocation Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Allocation Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

Shareholders may redeem shares of The Allocation Fund through their financial intermediaries or by contacting The Allocation Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to Fairholme Funds, Inc., P.O. Box 534443, Pittsburgh, PA 15253-4443; (iii) by overnight delivery addressed to c/o Fairholme Funds, Inc., Attention: 534443, 500 Ross Street, 154-0520, Pittsburgh, PA 15262; or (iv) online at www.fairholmefunds.com.

Tax Information for The Allocation Fund

The Allocation Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Allocation Fund through a broker-dealer or other financial intermediary (such as a bank), The Allocation Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Allocation Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.